UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2013

OXiGENE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21990	13-3679168
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Gateway Boulevard, Suite 210, South San Francisco, CA 94080

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 635-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On July 17, 2013, OXiGENE, Inc. (the “Company”) filed a Certificate of Amendment to its Restated Certificate of Incorporation, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference, with the Secretary of State of Delaware. The Certificate of Amendment, effective as of July 17, 2013, decreases from 100,000,000 shares to 70,000,000 shares the aggregate number of shares of common stock authorized to be issued by the Company.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The 2013 annual meeting of the stockholders of the Company was held on July 16, 2013 at the Company’s offices in South San Francisco, California. Of the 2,274,453 shares of the Company’s common stock entitled to vote at the meeting, 1,334,614 shares were represented at the meeting in person or by proxy, constituting a quorum. Each of the nominees for director were duly elected and each of the other proposals described below were approved. The voting results are presented below.

(b)

1. The Company’s stockholders elected five members to the Board of Directors to hold office until the 2014 annual meeting of stockholders and until their successors are duly elected and qualified. The votes regarding the election of directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Tamar D. Howson	267,224	43,495	1,023,895
Peter J. Langecker	272,195	38,524	1,023,895
Gerald McMahon	271,449	39,270	1,023,895
William D. Schwieterman	270,640	40,079	1,023,895
David Chaplin	272,768	37,951	1,023,895

2. Amendment to the Company’s 2005 Stock Plan to increase the number of shares of common stock reserved for issuance under the 2005 Stock Plan, from 333,333 shares to 833,333 shares, and to increase the limit on the number of stock-based awards issuable to a participant in the 2005 Stock Plan in any fiscal year from 16,666 to 200,000.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
178,525	131,448	746	1,023,895

3. Amendment of the Company’s Restated Certificate of Incorporation to decrease from 100,000,000 shares to 70,000,000 shares the aggregate number of shares of common stock authorized to be issued by the Company.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,143,486	184,312	6,306	510

4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,191,010	139,047	4,557	0

5. Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
198,582	107,275	4,862	1,023,895

6. Approval, on an advisory basis, the frequency of future votes on the compensation of the Company’s named executive officers.

Every Year	Every Two Years	Every Three Years	Votes Abstained	Broker Non-Votes
140,156	6,596	157,910	6,057	1,023,895

(d) After considering the results of the advisory stockholder vote on the frequency of future votes on the compensation of the Company’s named executive officers and consistent with a plurality of the votes cast with respect to this matter, the Board of Directors has decided to hold future advisory stockholder votes to approve the compensation paid to the Company’s named executive officers every three years until the next required vote on the frequency of such advisory votes.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation of OXiGENE, Inc., as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXiGENE, Inc.

Date: July 22, 2013	/s/ Peter J. Langecker
By: Peter J. Langecker Chief Executive Officer